EXHIBIT 99A
COMBINED STATEMENTS OF OPERATIONS       U S WEST COMMUNICATIONS GROUP
(UNAUDITED)

                          Quarter Ended           Year Ended
                           December 31,   %      December 31,    %
In millions               1997    1996  Change  1997     1996  Change
------------------------ ------- ---------------------  -------------

OPERATING REVENUES
 Local service          $ 1,277 $ 1,238   3.2 $ 5,016  $ 4,770   5.2
 Interstate access          638     653  (2.3)  2,666    2,507   6.3
 Intrastate access          153     199 (23.1)    761      770  (1.2)
 Long-distance network      164     260 (36.9)    885    1,100 (19.5)
 Other services             284     249  14.1     991      932   6.3
                         ----------------      -------- --------
Total operating revenues  2,516   2,599  (3.2) 10,319   10,079   2.4
                         ----------------      -------- --------
OPERATING EXPENSES
 Employee-related           978     906   7.9   3,697    3,594   2.9
 Other operating            565     457  23.6   1,870    1,634  14.4
 Taxes other than
  income taxes              108      98  10.2     416      389   6.9
 Depreciation & amort       535     542  (1.3)  2,126    2,122   0.2
                         ----------------      -------- --------
Total operating expenses  2,186   2,003   9.1   8,109    7,739   4.8
                         ----------------      -------- --------
Income from operations      330     596 (44.6)  2,210    2,340  (5.6)

Interest expense            100     113 (11.5)    403      445  (9.4)
Gains on sales of rural
 telephone exchanges          -       8    -       77       59  30.5
Gain on sale of investment
 in Bellcore                 53       -    -       53        -    -
Other expense                21      19  10.5      73       41  78.0
                         ----------------      -------- --------
Income before income
 taxes, extd item &
 cum effect of change in
 accounting principle       262     472 (44.5)  1,864    1,913  (2.6)
Income tax provision         92     161 (42.9)    684      698  (2.0)
                         ----------------      -------- --------
Income before extd item &
 cum effect of change in
 accounting principle       170     311 (45.3)  1,180    1,215  (2.9)

Extraordinary item: Early
 extinguishment of debt-
 net of tax                   -       -    -       (3)       -    -
                         ----------------      -------- --------
Income before cum
 effect of change in
 accounting principle       170     311 (45.3)  1,177    1,215  (3.1)
Cumulative effect of
 change in accounting
 principle - net of tax       -       -    -        -       34    -
                         ----------------      -------- --------
NET INCOME              $   170 $   311 (45.3)$ 1,177  $ 1,249  (5.8)
                         ================      ======== ========

                                      5



COMBINED STATEMENTS OF OPERATIONS,      U S WEST COMMUNICATIONS GROUP
CONTINUED (UNAUDITED)
                           Quarter Ended          Year Ended
In millions, except        December 31,   %      December 31,      %
per share amounts         1997    1996  Change  1997     1996    Change
------------------------ ------- ---------------------  -------------

Average common shares
 outstanding              483.9   479.9   0.8   482.8    477.5     1.1
                         ================      ======== ========

Earnings per common
 share:
Income before extd
 item & cum effect
 of change in accounting
 principle               $ 0.35  $  0.65 (46.2) $ 2.44   $  2.55  (4.3)
Extraordinary item: Early
 extinguishment of debt       -        -     -   (0.01)       -      -
Cumulative effect of
 change in accounting
 principle                    -        -     -       -      0.07     -
                         ----------------      -------- --------
Earnings per
 common share            $  0.35 $  0.65 (46.2) $ 2.43   $  2.62  (7.3)
                         ================      ======== ========































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